UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2026

Highland Global Allocation Fund

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	811-23369	91-6361402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (877) 665-1287

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	HGLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In light of the passing of Bryan A. Ward, a Class I Trustee of Highland Global Allocation Fund (the “Fund”), the Board of Trustees (the “Board”) of the Fund has determined to reallocate the Trustees across the three classes of Trustees. Accordingly, effective January 16, 2026, the Board accepted the resignation of Dorri McWhorter and subsequently appointed Ms. McWhorter to serve as a Class I Trustee of the Fund. Following her reappointment, Ms. McWhorter has resumed all of her previous committee assignments, including serving as chair of the audit committee.

Ms. McWhorter will receive compensation for her Board service in accordance with the Fund’s standard compensation arrangements for non-employee trustees, which are described in the Fund’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 7, 2025.

There is no arrangement or understanding between Ms. McWhorter and any other person pursuant to which Ms. McWhorter was appointed as a trustee, and there are no reportable transactions under Item 404(a) of Regulation S-K with respect to Ms. McWhorter.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 27, 2026, the Board has approved the Second Amended and Restated Declaration of Trust and Third Amended and Restated Bylaws included as exhibits to this filing and incorporated herein by reference. These amended and restated documents incorporate amendments that had been approved by the Board in previous years and further amend and clarify certain provisions, including those related to forum selection, shareholder proposals and nominations (including information requirements), and shareholder meetings.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

(a)(i)	Second Amended and Restated Agreement and Declaration of Trust dated January 27, 2026, filed herewith

(b)	Third Amended and Restated Bylaws dated January 27, 2026, filed herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of the Fund. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Fund makes with the Securities and Exchange Commission. The Fund undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Highland Global Allocation Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2026	Highland Global Allocation Fund

	By:	/s/ Frank Waterhouse
		Name:	Frank Waterhouse
		Title:	Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, and Treasurer